Exhibit 33.i


      Certification Regarding Compliance with Applicable Servicing Criteria

1. LNR Partners, Inc. (the "Asserting Party") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph
      (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report, include commercial mortgage-asset-backed securities transactions for which the Asserting Party served as special servicer, that were completed on or after January 1, 2006 and that were registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the "Platform");

2. The Asserting Party has engaged certain vendors, which are not servicers as defined in Item 1101(j) of Regulation AB (the "Vendors"), to perform specific, limited or scripted activities, and the Asserting Party elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;

3. Except as set forth in paragraph 4 below, the Asserting Party used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to the Asserting Party based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. The Asserting Party has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

6. The Asserting Party has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

7. The Asserting Party has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole; and

8. Deloitte & Touche, LLC, a registered public accounting firm, has issued an attestation report on the Asserting Party's assessment of compliance with the applicable servicing criteria for the Reporting Period.

February 22, 2008

                                                LNR Partners, Inc.

                                                By: /s/ Susan K. Chapman
                                                    ----------------------------
                                                    Name:  Susan K. Chapman
                                                    Title: Vice President

                                                            APPENDIX A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     APPLICABLE                  INAPPLICABLE
                               SERVICING CRITERIA                                SERVICING CRITERIA           SERVICING CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Performed by
                                                                                           Performed   subservicer(s)      NOT
                                                                                              by        or vendor(s)    performed by
                                                                                           Vendor(s)     for which   Asserting Party
                                                                                Performed  for which     Asserting       or by
                                                                                Directly   Asserting    Party is NOT  subservicer(s)
                                                                                   by     Party is the      the        or vendor(s)
                                                                                Asserting Responsible    Responsible   retained by
  Reference                             Criteria                                  Party      Party        Party      Asserting Party
------------------------------------------------------------------------------------------------------------------------------------
                     General Servicing Considerations
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)   Policies and procedures are instituted to monitor any           X
                performance or other triggers and events of default in
                accordance with the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)  If any material servicing activities are outsourced to third    X
                parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii) Any requirements in the transaction agreements to maintain a                                         X
                back-up servicer for the pool assets are maintained.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)  A fidelity bond and errors and omissions policy is in effect    X
                on the party participating in the servicing function
                throughout the reporting period in the amount of coverage
                required by and otherwise in accordance with the terms of the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                     Cash Collection and Administration
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)   Payments on pool assets are deposited into the appropriate      X          X
                custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)  Disbursements made via wire transfer on behalf of an obligor    X
                or to an investor are made only by authorized personnel.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii) Advances of funds or guarantees regarding collections, cash     X
                flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
                specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)  The related accounts for the transaction, such as cash reserve  X accounts or accounts established as a form of
                overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)   Each custodial account is maintained at a federally insured     X
                depository institution as set forth in the transaction
                agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                Exchange Act.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)  Unissued checks are safeguarded so as to prevent unauthorized   X
                access.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     APPLICABLE                  INAPPLICABLE
                               SERVICING CRITERIA                                SERVICING CRITERIA           SERVICING CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Performed by
                                                                                           Performed   subservicer(s)      NOT
                                                                                              by        or vendor(s)    performed by
                                                                                           Vendor(s)     for which   Asserting Party
                                                                                Performed  for which     Asserting       or by
                                                                                Directly   Asserting    Party is NOT  subservicer(s)
                                                                                   by     Party is the      the        or vendor(s)
                                                                                Asserting Responsible    Responsible   retained by
  Reference                             Criteria                                  Party      Party        Party      Asserting Party
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)  Reconciliations are prepared on a monthly basis for all         X          X
                 asset-backed securities related bank accounts, including
                 custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                 agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                 identification, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                     Investor Remittances and Reporting
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)    Reports to investors, including those to be filed with the      X(1)                                 X(1)
                 Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                 Specifically, such reports (A) are prepared in accordance
                 with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                 are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)   Amounts due to investors are allocated and remitted in                                               X
                 accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)  Disbursements made to an investor are posted within two                                              X
                 business days to the Servicer's investor records, or such
                 other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)   Amounts remitted to investors per the investor reports agree                                         X
                 with cancelled checks, or other form of payment, or custodial bank statements.
------------------------------------------------------------------------------------------------------------------------------------
                          Pool Asset Administration
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)    Collateral or security on  pool assets is maintained as         X
                 required by the transaction agreement or related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)   Pool asset and related documents are safeguarded as             X
                 required by the transaction agreements
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)  Any additions, removals or substitutions to the asset pool      X
                 are made, reviewed and approved in accordance with any
                 conditions or requirements in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)   Payments on pool assets, including any payoffs, made in         X(2)
                 accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                 specified in the transaction agreements, and allocated to
                 principal, interest or other items (e.g., escrow) in
                 accordance with the related pool asset documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)    The Servicer's records regarding the pool assets agree                                               X
                 with the Servicer's records with respect to an obligor's
                 unpaid principal
------------------------------------------------------------------------------------------------------------------------------------

(1) Excludes the criteria as set forth on 3(i)(C) and 3(i)(D) which is not applicable to the Asserting Party.

(2) The processing of payments within 2 business day criteria is not applicable as the Asserting Party does not routinely accept or process payments.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     APPLICABLE                  INAPPLICABLE
                               SERVICING CRITERIA                                SERVICING CRITERIA           SERVICING CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Performed by
                                                                                           Performed   subservicer(s)      NOT
                                                                                              by        or vendor(s)    performed by
                                                                                           Vendor(s)     for which   Asserting Party
                                                                                Performed  for which     Asserting       or by
                                                                                Directly   Asserting    Party is NOT  subservicer(s)
                                                                                   by     Party is the      the        or vendor(s)
                                                                                Asserting Responsible    Responsible   retained by
  Reference                             Criteria                                  Party      Party        Party      Asserting Party
------------------------------------------------------------------------------------------------------------------------------------
balance.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)   Changes with respect to the terms or status of an obligor's     X
                 pool assets (e.g., loan modifications or re-agings) are
                 made, reviewed and approved by authorized personnel in
                 accordance with the transaction agreements and related pool asset documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)  Loss mitigation or recovery actions (e.g., forbearance plans,   X
                 modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                 requirements established by the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii) Records documenting collection efforts are maintained during    X
                 the period a pool asset is delinquent in accordance with
                 the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for
                 example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)   Adjustments to interest rates or rates of return for pool                                            X
                 assets with variable rates are computed based on the related pool asset documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)    Regarding any funds held in trust for an obligor (such as                                            X
                 escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                 annual basis, or such other period specified in the
                 transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool
                 asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days
                 specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)   Payments made on behalf of an obligor (such as tax or                                                X
                 insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)  Any late payment penalties in connection with any payment to                                         X
                 be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii) Disbursements made on behalf of an obligor are posted within                                         X
                 two business days to the obligor's records maintained by the
                 Servicer, or such other number of days specified in the
                 transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)  Delinquencies, charge-offs and uncollectible accounts are       X
                 recognized and recorded in accordance with the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)   Any external enhancement or other support, identified in Item                                        X
                 1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                 maintained as set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------